SERIES F CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



         This Preferred Stock Purchase Agreement ("Agreement") is made as of this 24th day of May, 1999 by and between Sedona Corporation, a Pennsylvania corporation (the "Company") and The Tang Fund, with an address at 600 Fifth Avenue, 8th Floor New York, New York 10020 (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1_       Purchase and Sale of Convertible Preferred Stock.



                           1_1 Investment by the Investor. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Company will issue and sell to the Investor, and the Investor will purchase, up to an aggregate of 500 shares (the "Securities") of the Class A, Series F Convertible Preferred Stock, par value $2.00 per share, of the Company (the "Series F Stock") having the terms set forth in the Articles of Amendment of the Company, the form of such Articles of Amendment attached hereto as Exhibit A (the "Articles of Amendment"), at a purchase price per share of $1,000, for an aggregate purchase price of $500,000 (the "Investment Amount"). For purposes of this Agreement, the "Closing Price" shall be $1.41.



                           1_2 Closing. The purchase and sale of the Securities (the "Closing") shall take place at the offices of Company on May 24, 1999 (the "Closing Date").



                           1_3 Use of Proceeds. The Company will use the proceeds from the sale of the Series F Stock for working capital purposes.



                  2_ Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, the Investor, except as set forth on the disclosure schedules attached hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:



                           2_1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Company has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify could have a material adverse effect on its business, properties, operations, earnings, assets, liabilities, condition (financial or otherwise) or prospects (collectively, "Condition").



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                           2_2      Capitalization.



                                    _a_     After   giving   effect  to  the
         transactions contemplated by the Agreement, and immediately after the Closing, the capital stock of the Company, as authorized by the Articles of Incorporation and the Articles of Amendment, will consist of: (i) 50,000,000 shares of Common Stock, (A) 21,545,346 shares of which are issued and outstanding, (B) 3,000,000 shares of which are reserved for issuance to key employees, non-employee directors and consultants of the Company under the Company's 1992 Long-Term Incentive Plan, as amended, (C) 500,000 shares of which are reserved for conversion of the outstanding Class A Preferred Stock, Series A, par value $2.00 per share (the "Series A Preferred Stock"),
         (D) 1,648,915 shares of which remain reserved for conversion of the outstanding Series E Preferred Stock ("Series E Preferred Stock"),
         (E) 2,754,322 shares of which are reserved for exercise of warrants issued in connection with the Series E Preferred Stock, (F)
         approximately 939,130 shares of which are reserved for conversion of the Class A, Series B Stock (the "Series B Preferred Stock"), (G) 3,000,016 shares of which are reserved for the exercise of outstanding warrants issued in connection with the Class A Preferred Stock, Series D (the "Series D Preferred Stock"), (H) 3,923,043 shares of which are reserved for the exercise of other outstanding warrants, including warrants issued in connection with the Class A Preferred Stock, Series C (the "Series C Preferred Stock"), and (I) 1,000,000 shares of which are reserved for conversion of the Class F Stock; (ii) 2,000,000 shares of Class B Preferred Stock, none of which are issued and outstanding or available for reissuance; and (iii) 1,000,000 shares of Class A Preferred Stock, (A) 500,000 shares of which have been designated Series A Preferred Stock, all of which are issued and outstanding, (B) 5,000 shares of which have been designated Series B Preferred Stock, 1,000 shares of which are issued and outstanding, (C) 5,200 shares of which have been designated Series E Preferred Stock, 2,313 shares of which are issued and outstanding, (D) 125,000 shares of which have been designated as Series C Preferred Stock, none of which are issued and outstanding or available for reissuance, (E) 3,300 shares of which have been designated as Series D Preferred Stock, none of which are issued and outstanding or available for reissuance, and
         (F) 1,000 shares of which have been designated as Series F Stock, 1,000 of which are issued and outstanding. The rights, privileges and preferences of the Class B Preferred Stock, the Class A Preferred Stock (including, without limitation, the Series F Stock) and the Common Stock are as stated in the Articles of Incorporation and the Articles of Amendment.

                                    _b_     Except  for  Common  Stock  reserved
         for issuance as described in subsection (a) above, as of the Closing, the Company will not (i) have outstanding any capital stock or other securities convertible into or exchangeable for any shares of its capital stock and, except as otherwise contained in the Articles of Incorporation, the Articles of Amendment or pursuant to the terms of any of the Purchase Documents, as defined in section 2.3 below, no person will have any righ to subscribe for or to purchase (including conversion or preemptive rights), or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, any calls, commitments or other claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company;
         (ii)   have any capital stock,   equity interests  or  other securities
         reserved for issuance for any purpose; or (iii) be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding clause (i). All of the issued and outstanding shares of Common Stock, Class B Preferred Stock and Class A Preferred Stock (including, without limitation, the Series B Stock) have been duly and validly issued and are fully paid and nonassessable and all of the shares of Conversion Stock and the Warrant Shares, when issued as contemplated hereby, will be validly issued, fully paid and nonassessable. To the best knowledge of the Company, there are no agreements among the Company's stockholders with respect to the voting or transfer of the Company's capital stock, other than the agreements regarding transfer contained herein. Schedule I attached hereto includes a complete and correct list of the name of each of the Company's current and former officers, directors, employees or Persons that beneficially own in excess of 5.0% of the outstanding equity interest of the Company (each, a "Principal Owner") and the number of shares of Common Stock owned by each such Principal Owner as of the Closing Date.

                           2_3 Authority; Execution and Delivery; Requisite Consents; Nonviolation. The Company has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto (this Agreement, together with all of the foregoing documents and instruments, are sometimes collectively referred to herein as the "Purchase Documents"), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the other Purchase Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company. This Agreement and each of the other Purchase Documents that has been executed as of the date hereof are, and each of the Purchase Documents will be as of the Closing, duly executed and delivered by the Company and the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity. The execution, delivery and performance of this Agreement and the other Purchase Documents, the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the offer, sale and delivery by the Company of the Securities) will not: (a) except for the filing of the Articles of Amendment, require the consent, license, permit, waiver, approval, authorization or other action of, by or with respect to, or registration, declaration or filing with, any court or governmental authority, department, commission, board, bureau, agency or instrumentality, domestic or foreign ("Governmental Authority") or any other individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person"); (b) violate or conflict with any provision of the Articles of Incorporation, the Articles of Amendment or the By-laws of the Company, a complete and correct copy of which has been provided to counsel to the Investor; or (c) constitute a default (with or without notice or lapse of time or both) under, violate or conflict with, or give rise to a right of termination, cancellation or acceleration or to a loss of a material benefit under any Law (as defined in Section 2.6 below), Permit (as defined in Section 2.6 below), Order (as defined in Section 2.5 below), or contract, agreement, arrangement or understanding, written or oral, to which the Company is or hereafter may be a party or by which the Company or its properties are or hereafter may be bound.



                           2_4 Subsidiaries. Except as set forth on Schedule 2.4, the Company has no subsidiaries and does not, and prior to the
         Closing will not, own or control, directly or indirectly, any partnership interests, stock or other equity interests in any partnership, corporation or other entity or any voting rights or right to control the policies and direction of any partnership, corporation or other entity.



                           2_5 Litigation. There is no action, suit, proceeding, investigation or governmental approval process (collectively, "Actions") pending or, to the best knowledge of the Company, threatened against it, or affecting any of its properties or assets (including, without limitation, any of its Permits) which individually or in the aggregate could have a material adverse effect on its Condition, nor is there any basis for any such Action. To the best knowledge of the Company, there is no Action against any of its directors, officers or employees in connection with its business which, in the event of an adverse judgment against any such Person, could have a material adverse effect on the Condition of the Company, nor is there any basis for any such Action. The foregoing includes, without limitation, any Action pending or, to the Company's best knowledge, threatened (or any basis therefor known to the Company) involving the prior employment of any employees of the Company, their use in connection with the business of the Company of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor any of its assets or properties, nor, in connection with its business, any of its directors, officers or employees, is subject to any order, judgment, writ, injunction, decree, ruling or decision (collectively, an "Order") of any Governmental Authority which is material to the Condition of the Company. There is no Action by the Company currently pending or which the Company intends to initiate which is material to its Condition.

                           2_6 Compliance with Laws; Permits. Assuming the accuracy of the representations made by the Investor pursuant to
         Section 3 hereof, the offer and sale of the Securities to the Investor will be in compliance with all applicable federal and state securities laws. The Company has not violated or failed to comply with, in any material respect, any statute, law, ordinance, rule, regulation or policy of any Governmental Authority (collectively, "Laws") to which it or any of its properties or assets is subject. The Company has all permits, licenses, orders, certificates, authorizations and approvals of any Governmental Authority (collectively, the "Permits") that are material to the conduct of its business as presently conducted and as proposed to be conducted; all such Permits are, and as of the Closing will be, in full force and effect; no violations or notices of failure to comply have been issued or recorded in respect of any such Permits; and the Company has no knowledge of any reason why such Permits may be revoked or suspended. All applications, reports, notices and other documents required to be filed by the Company with all Governmental Authorities have been timely filed and are complete and correct in all material respects as filed or as amended prior to the date hereof. With respect to any required Permits, applications for which are either pending or contemplated to be made pursuant to the business strategy of the Company, the Company knows of no reason why such Permits should not be approved and granted by the appropriate Governmental Authority. Neither the Company nor any of its officers, employees or agents has made any illegal or improper payments to, or provided any illegal or improper inducement for, any governmental official or other Person in an attempt to influence any such Person to take or to refrain from taking any action relating to the Company.



                           2_7 Absence of Certain Changes or Events. Since December 31, 1998, there has been no change in the Condition of the Company, except for changes in the ordinary course of business consistent with past practice which have not been, in the aggregate, materially adverse to the Company.



                           2_8 Title to Assets. The Company has good and marketable title to all of its owned assets and properties, free and clear of any liens, pledges, security interests, claims, encumbrances or other restrictions of any kind (collectively, "Liens"). With respect to any assets or properties it leases, the Company holds a valid and subsisting leasehold interest therein, free and clear of any Liens, is in compliance, in all material respects, with the terms of the applicable lease, and enjoys peaceful and undisturbed possession under such lease. All of the assets and properties of the Company that are material to the conduct of business as presently conducted or as proposed to be conducted by it are in good operating condition and repair, subject to ordinary wear and tear. The inventory of the Company is in good and marketable condition, does not and will not include any material quantity of items which are obsolete, damaged or slow moving, and is salable (or may be leased) in the normal course of business as currently conducted by it, at current applicable prices and within normal inventory "turn" experience.



                           2_9 Contracts. True and correct copies of all contracts, agreements, notes, instruments, franchises, leases, licenses, commitments, arrangements or understanding, written or oral (collectively, "Contracts") which are material to the Condition of the Company have been made available to the Investor. All of the Contracts are in full force and effect and constitute legal, valid and binding obligations of the Company and, to the best knowledge of the Company, the other parties thereto; the Company and, to the best knowledge of the Company, each other party thereto, has performed in all material respects all obligations required to be performed by it under the Contracts, and no material violation or default exists in respect thereof, nor any event that with notice or lapse of time, or both, would constitute a default thereof, on the part of the Company or, to the best knowledge of the Company, any other party thereto; none of the Contracts is currently being renegotiated; and the validity, effectiveness and continuation of all Contracts will not be materially adversely affected by the transactions contemplated by this Agreement.

                           2_10 Intellectual Property. (a) (i) The Company owns, or has the right to use, all United States and foreign patents, trademarks, service marks, trade names, brand names, computer software and programs, franchises, technology, know-how and processes, and registered copyrights, and any applications for any of the foregoing (collectively, the "Intellectual Property") of any kind in which the Company has an interest or which is otherwise used in, or relates to its business. Schedule II hereto contains a true, correct and complete list of all registered trademarks and service marks, all reserved trade names, all registered copyrights and all filed patent applications and issued patents that are used in the Company's business or are otherwise necessary for the conduct of its business as heretofore conducted and all licenses or agreements that in any way affect the rights of the Company to any of its Intellectual Property or any trade secret material (the "Intellectual Property Licenses").



                                    (ii)    Subject to the limitations set forth
in the Intellectual Property Licenses, the Company has all right, title and interest in all of the owned Intellectual Property, free and clear of all Liens. The Company owns or has the exclusive or non-exclusive right to use all Intellectual Property or trade secrets necessary to conduct its business as now being conducted or as proposed to be conducted. The Company owns or possesses sufficient licenses or other rights to use all Intellectual Property covered by its patents or patent applications necessary to conduct its business as now being conducted and as proposed to be conducted by the Company.

                                    (iii) The Company has not  disclosed,  other
than in the ordinary course of business and consistent with past practice and pursuant to the Intellectual Property Licenses, any proprietary information relating to the Intellectual Property or the Intellectual Property Licenses to any person other than the Investor. The Company has at all times maintained reasonable procedures to protect and have enforced all of its trade secrets. The Company has disclosed trade secrets to other Persons solely as required for the conduct of its business and solely under nondisclosure agreements that are enforceable by the Company. Other than pursuant to the Intellectual Property Licenses, the Company is not under any contractual or other obligation to disclose any proprietary information relating to the Intellectual Property, any trade secret material to the Company or the Intellectual Property Licenses, nor, to the best knowledge of the Company, is any other party to the Intellectual Property Licenses under any such obligation to disclose proprietary information included in or relating to Intellectual Property, any trade secret material to the Company or the Intellectual Property Licenses to any Person, and no event has taken place, including the execution and delivery of this Agreement and the transactions contemplated hereby or any related change in the business activities of the Company, that would give rise to such obligation.

                                    (iv) The  consummation  of the  transactions
contemplated hereby will not alter, adversely affect or impair the rights of the Company to any of the Intellectual Property, any trade secret material to it, or under any of the Intellectual Property Licenses.

                           (b)      (i)     No  claim  with  respect  to  the
Intellectual Property, any trade secret material to the Company, or any Intellectual Property License which would adversely affect the ability of the Company to conduct its business as presently conducted and as proposed to be conducted is currently pending or, to the best knowledge of the Company, has been asserted, or overtly threatened by any Person, nor does the Company know of any grounds for any claim against the Company, (A) to the effect that any operation or activity of the Company presently occurring or contemplated, including, inter alia, the manufacture, use or sale of any product, device, instrument, or other material made or used according to the patents or patent applications included in the Intellectual Property or Intellectual Property Licenses, infringes or misappropriates any United States or foreign copyright, patent, trademark, service mark or trade secret;
(B) to the effect that any other Person infringes on the Intellectual Property or misappropriates any trade secret or know-how or other proprietary rights material to the Company; (C) challenging the ownership, validity or effectiveness of any of the Intellectual Property or trade secret material of the Company; or (D) challenging the license of the Company or other legally enforceable right under, any Intellectual Property or the Intellectual Property Licenses.

                                    (ii)    The  Company  is  not  aware  of any
presently existing United States or foreign patents or any patent applications which if issued as patents would be infringed by any activity contemplated by the Company.

                           (c)      (i)     The   United   States   and  foreign
patents and patent applications owned by the Company listed in Schedule II hereto (the "Patents and Applications") as part of the Intellectual Property have been properly prepared and filed on behalf of the Company as named therein and are being diligently pursued by the Company. The inventions described in the Patents and Applications are assigned or licensed to the Company and no other entity or individual has any right or claim in any of the inventions, Patents and Applications or any patents to be issued therefrom, except as set forth in the Intellectual Property Licenses. To the Company's
best knowledge, there are no defects in any of the Patents and Applications that would cause any of them to be held invalid or unenforceable. All relevant prior art of which the Company is aware has been filed in the Patents and Applications.

                                    (ii)    The  Company has  delivered  to  the
Investor all information in its possession or of which it has knowledge concerning the Patents and Applications and has no knowledge of any objection or proceeding, pending or threatened, that would affect the validity of any patent issued pursuant thereto. The Company has furnished to the Investor all prior art, of which it presently has knowledge, that may be material to the validity or enforceability of the patent claims being prosecuted in the Patents and Applications.

                                    (iii)   Except   in   connection   with  the
prosecution of the patent applications listed in Schedule II hereto, there are no pending judicial or governmental proceedings, including but not limited to interferences and oppositions, relating to any of the Patents and
Applications or any other proprietary information to which the Company is a party or by which any property (such term "property" specifically to include rights pursuant to licenses or options or other rights to acquire licenses) of the Company is subject, and no such proceedings are threatened or contemplated by Governmental Authorities or other Persons.

                           (d)      Nothing  has  come  to the  attention of the
Company that has caused it to believe that this Section 2.10, as of the date hereof and as of the Closing, contains any untrue statement of a material fact or omits to state a material fact required to b e stated herein or necessary to make the statements herein not misleading.

                           2_11 Insurance. The Company has in full force and effect all insurance policies as are sufficient for compliance with all requirements of Law and applicable agreements.

                           2_12 Labor Union Activities; Employee Relations. No employee of the Company is represented by any labor union or covered by any collective bargaining agreement; nor, to the best knowledge of the Company, has any labor union sought to represent any of its employees of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company, threatened. To the best knowledge of the Company, no officer or key employee intends to terminate his employment with it. To the best knowledge of the Company, no officer or key employee of it is a party to or bound by any Contract, or subject to any restrictions (including, without limitation, any non-competition restriction), which would restrict the right of such person to participate in the affairs of the Company.



                           2_13 ERISA. The Company does not maintain (nor has it ever maintained) nor does it have (nor has it ever had) any obligation under (including, without limitation, any obligation to contribute to) an employee benefit plan as described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").



                           2_14 Taxes. All federal, state, city, county, local and foreign income, franchise, sales, use and value added tax returns and reports, and all other material tax returns and reports required to be filed by the Company in those or in any other jurisdiction (collectively, "Returns") have been timely filed. All such Returns are true, correct and complete in all material respects. All taxes, assessments, fees, interest, penalties and other charges with respect thereto (collectively, "Taxes") due or claimed to be due from the Company have been paid except to the extent reserved against on the Company's financial statements. No income tax return of the Company has been audited by the applicable Governmental Authority, and there are in effect no waivers of the applicable statute of limitations for Taxes in any jurisdiction for the Company for any period.



                           2_15 Environmental Matters. The business, assets and properties of the Company are and have been operated and maintained in compliance with all applicable federal, state, city, county and local environmental protection laws and regulations (collectively, the "Environmental Laws"). No event has occurred which, with or without the passage of time or the giving of notice, or both, would constitute non-compliance by the Company with, or a violation by the Company of, the Environmental Laws. The Company has not caused or permitted to exist, as a result of an intentional or unintentional act or omission, a disposal, discharge or release of solid wastes, pollutants or hazardous substances, on or from any site which currently is or formerly was owned, leased, occupied or used by it, except where such disposal, discharge or release was in compliance with the Environmental Laws.



                           2_16 Books and Records. The books of account, ledgers and records of the Company accurately and completely reflect in all material respects all information relating to its business, the nature, acquisition, maintenance, location and collection of its assets, and the nature of all transactions giving rise to its obligations or accounts receivable. The minute books of the Company fully set forth all action taken by its Board of Directors, stockholders and, if any, executive committee (or other committee thereof).

                           2_17 Transactions with Affiliates. Except as set forth on Schedule 2.17, the Company has not had any direct or indirect dealings with any Principal Owner or with any of such Principal Owner's Affiliates, associates or relatives. The Company has no obligation to or claim against any Principal Owner, or any of such Principal Owner's Affiliates, associates or relatives, and no such Person has any obligation to or claim against the Company. All products, services or benefits provided to the Company by any such Person, or provided by the Company to any such Person are provided at a charge equal to the fair market value of such products, services or benefits. No Principal
         Owner, nor any of such Principal Owner's Affiliates, associates or relatives, has any direct or indirect interest of any kind in any business or entity which is competitive with the Company. "Affiliate" of a specified Person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.



                           2_18  Registration  Rights.  Except  as set  forth on
         Schedule 2.18, no Person has, and as of the Closing no Person shall have, demand, "piggy-back" or other rights to cause the Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to any of its securities or to participate in any such registration statement.



                           2_19 No  Brokers or  Finders.  Except as set forth on
         Schedule 2.19, neither the Company nor any of its respective Affiliates has entered or will enter into any agreement pursuant to which the Company or the Investor will be liable, as a result of the transactions contemplated by this Agreement or any of the Purchase Documents, for any claim of any person for any commission, fee or other compensation as finder or broker and the Company agrees to indemnify the Investor for any liability resulting from any such agreement.



                           2_20 Investment Company Act. The Company is not an "investment company" nor is the Company directly or indirectly controlled by or acting on behalf of any Person which is an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.



                           2_21 Disclosure. In connection with the purchase of the Securities by the Investors as contemplated hereby, the Company has, to its knowledge, disclosed to the Investor all material facts and information concerning the Company, its Condition and the Securities, and has not, to its knowledge, made any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements contained herein or in any of the other Purchase Documents not misleading.

                           2_22 Year 2000 Compliance. The Company has reviewed its products, business and operations which could be adversely affected by the risk that computer applications developed, marketed, sold and delivered or used by the Company may be unable to recognize and properly perform date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Company's products and services provided or delivered to its customers and the Company's internal information and business systems will be able to perform properly date-sensitive functions for all dates before and after January 1, 2000. In addition, the Company has surveyed those vendors, suppliers and other third parties (collectively, the "Outside Parties") with which the Company does business and whose failure to adequately address the Year 2000 Problem could have a material adverse effect on the Condition of the Company. Based upon the aforementioned internal review and surveys of the Outside Parties, the Year 2000 Problem has not resulted in, and is not reasonably expected to have, a material adverse effect on the Condition of the Company.



                           2_23 SEC Documents. The Company has filed, pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all SEC Documents (as defined below) required to be filed with respect to the business and operations of the Company under each of the Securities Act and Exchange Act, and the respective rules and regulations thereunder, and all of the SEC Documents complied in all material respects with all applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the appropriate act and the rules and regulations thereunder in effect on the date each such report was filed. At the respective dates they were filed, none of the SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents complied as to the form in all material respects with the applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the period involved (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position, results of operations and cash flows of the Company as of the dates or for the periods indicated therein, subject, in the case of the unaudited statements, to normal year-end adjustments and the absence of certain footnote disclosures. "SEC Documents" means all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed with respect to the business and operations of the Company under each of the Securities Act and the Exchange Act, and the respective rules and regulations thereunder.



                  3  Representations  and  Warranties  of  the  Investor.   The
         Investor hereby represents and warrants to, and agrees with, the Company as follows:



                           3_1 The Investor is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                           3_2 Authorization. The Investor has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes its legal, valid and binding obligation, enforceable against the Investor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity.



                           3_3 No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation by the Investor of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Investor, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Investor is a party or by which the Investor is bound.



                           3_4 No Litigation. No action, suit or proceeding against the Investor relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Investor seeking to delay or enjoin any such transactions is pending or, to the Investor's knowledge, threatened.



                           3_5 Investment Intent. The Investor (i) is an accredited investor within the meaning of Rule 501(a) under the Securities Act, (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement and is aware that the certificates representing the Investor's respective ownership of Series F Stock will bear related restrictive legends and
         (iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Securities Act in reliance on the exemption from registration contained in Section 4(2) of the Securities Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares. The Investor has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Series F Stock, and the officers of the Company have made available to the Investor all documents and information that the Investor has requested relating to an investment in the Company. The Investor has been represented by competent legal counsel in connection with its purchase of the Series F Stock and acknowledges that the Company has relied upon the Investor's representations in this Section 3 in offering and selling Series F Stock to the Investor.



                           3_6 No Brokers or Finders. Neither the Investor nor any of its respective Affiliates has entered or will enter into any agreement pursuant to which the Investor or the Company will be liable, as a result of the transactions contemplated by this Agreement or any of the Purchase Documents, for any claim of any person for any commission, fee or other compensation as finder or broker and the Investor agrees to indemnify the Company for any liability resulting from any such agreement.

                           3_7 Economic Risk; Restricted Securities. The Investor recognizes that the investment in the Securities involves a number of significant risks. The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in
         Section 2 of this Agreement or the right of the Investor to rely thereon. The Investor is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.



                           3_8 Hedging Activities. The Investor has no intention to engage in, or has any agreement to engage in, any hedging transactions (including, but not limited to, short sales, put and call options, cashless collar transactions or other forms of derivative security transactions) with respect to the Common Stock.



                  4 Conditions of the Investor's Obligations at Closing. The obligation of the Investor to purchase the Securities to be purchased by it at the Closing is subject to the fulfillment to the Investor's satisfaction, prior to or at the Closing, of each of the following conditions:



                           4_1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement and the other Purchase Documents shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.



                           4_2 Filing of Articles of Amendment. The Articles of Amendment shall have been adopted by the Board of Directors of the Company and filed with the Secretary of State of the Commonwealth of Pennsylvania.



                           4_3 Performance. The Company shall have performed and complied with all agreements and conditions required by this Agreement and the other Purchase Documents to be performed or complied with by it prior to or at the Closing.



                           4_4 Stock Certificates. Etc. At the Closing, the Company shall have tendered to the Investor a certificate representing the Investor's shares of Series F Stock, all in form and substance satisfactory to the Investor and sufficient to transfer to and vest in the Investor good and valid title to the Securities, free and clear of any Lien.



                           4_5 Conduct of Business. The Company shall carry on its business diligently and shall not make or institute any unusual methods of management, accounting or operation, except as agreed to in writing by the Investor. All of the property of the Company shall be used, operated, repaired and maintained in a normal business manner consistent with past practice



                           4_6 Compliance With Laws. The Company will comply in all material respects with all laws and regulations which are applicable to it, its ownership of its assets or to the conduct of its business and will perform and comply in all material respects with all contracts, commitments and obligations by which it is bound.



                           4_7      No  Material  Adverse  Change.  There  shall
         not have occurred any material adverse change in the Condition of the Company.

                           4_8 Consents. The Company shall have obtained all consents, approvals or waivers from Governmental Authorities and third Persons necessary for the execution, delivery and performance of this Agreement, the other Purchase Documents and the Articles of Amendment, and the transactions contemplated hereby and thereby, all without material cost or other adverse consequences to the Company. Without limiting the generality of the foregoing, if applicable, each of the Company's existing stockholders shall have waived any preemptive right or right of first offer any such stockholder may have to purchase any of the Securities.



                           4_9 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement, the other Purchase Documents or the transactions contemplated hereby or thereby or which might materially adversely affect the Condition of the Company.



                           4_10 Opinion of Counsel. The Investor shall have received from Schnader Harrison Segal & Lewis LLP an opinion of counsel dated as of the Closing Date, in the form attached hereto as Exhibit C.



                           4_11 Compliance Certificate. The Investor shall have received a certificate dated as of the day of the Closing executed by the President and the Chief Financial Officer of the Company certifying that the conditions specified in this Section 4 have been fulfilled.



                           4_12 Related Documents. The Purchase Documents shall have been executed and delivered by each of the parties thereto and in full force and effect, and the Articles of Amendment, and all amendments thereto, if any, shall have been filed with the Secretary of State of the Commonwealth of Pennsylvania and shall be in full force and effect.



                           4_13     Due Diligence.   The  Investor  shall   have
         completed its business, financial and legal due diligence to its satisfaction, in its sole judgment.



                           4_14 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor and its counsel, in all material respects, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.



                  If at the Closing the Company fails to tender to the Investor the documents specified herein which are required to be delivered to the Investor at the Closing or if at the Closing any of the conditions specified in this Section 4 shall not have been fulfilled to the Investor's reasonable satisfaction, the Investor shall, at its election, be relieved of all further obligations under this Agreement.

                  5 Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                           5_1 Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.



                           5_2 Payment of Purchase Price. The Investor shall have delivered to the Company the purchase price specified in Section 1 hereof.



                           5_3 No Litigation. There shall not be any Action of or before any Governmental Authority or other Person pending or threatened with respect to this Agreement or the transactions contemplated hereby.



                           5_4 Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and its counsel, and the Company shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.



                  If at the Closing the Investor fails to tender to the Company the payment or documents specified herein which are required to be delivered to the Company at the Closing or if at the Closing any of the conditions specified in this Section 5 shall not have been fulfilled to the Company's reasonable satisfaction, the Company shall, at its election, be relieved of all further obligations to the Investor under this Agreement.

                  6       Certain  Post-Closing  Covenants of the Company.  The
         Company  covenants and agrees with the Investor as follows:

                           6_1 Board Meetings; Observer Rights. The Company will use its best efforts to ensure that its Board of Directors holds meetings no less than four times per year. The Company shall give to the Investor notice of each meeting of the Board of Directors of the Company and of each committee thereof at the same time and in the same manner as notice is given to the directors of the Company. One designee of the Investor shall be entitled to attend in person, as an observer, all meetings held in person and to listen to telephone meetings of the Board of Directors of the Company and of each committee thereof solely for the purpose of allowing the Investor to have current information with respect to the affairs of the Company. The Company shall provide to the Investor, in connection with each meeting its observer designee is entitled to attend, whether or not present at such meeting, copies of all notices, minutes, consents and all other materials or information that it provides to the directors with respect to such meeting, at the time such materials and information are given to its directors (except that materials and information provided to directors of the Company at meetings at which a designee of the Investor is not present shall be provided to the Investor promptly after the meeting). If the Board of Directors of the Company or any committee thereof proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Investor prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall bear all reasonable travel and related expenses incurred by the observer designee of the Investor associated with attending meetings. The Investor's observer rights under this Section 6.1 shall terminate in the event the Investor holds less than 100 shares of Series F Stock.



                           6_2 Annual Meetings. The Company will hold an annual meeting of all stockholders at which information with respect to its business will be furnished and discussed.



                           6_3 Information. The Investor and its assignees shall be entitled to receive, and the Company agrees to provide to the Investor and its assignees, the following:



                           _a_              Financial and Related Data.



                           (i) As soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter, the Company shall deliver to the Investor its Quarterly Report on Form 10-Q.



                           (ii) As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, the Company shall deliver to the Investor its Annual Report on Form 10-K.



                           (iii) Promptly, but in any event within ten (10) days, after any distribution to its stockholders generally or to specific stockholders by agreement, to its directors, to prospective investors or to the financial community of an annual report, proxy statement, registration statement or other similar report or communication, a copy of each such report, proxy statement, registration statement or other similar report or communication; and promptly, but in any event within ten (10) days after any filing with the Securities and Exchange Commission or with any national securities exchange or with the National Association of Securities Dealers, Inc., of any publicly available annual or periodic or special report or proxy statement or registration statement, a copy of such report or statement; and promptly, but in any event within two (2) business days, after released, copies of all press releases and other statements made available generally by the Company to the public concerning material developments.



                           (iv) From time to time, and promptly, such additional
         information and financial data regarding results of operations, financial condition, business, affairs or prospects of the Company, which the Investor may reasonably request. Notwithstanding the foregoing, the Company shall not be required to disclose to the Investor material non-public information as determined in good faith by the Board of Directors.

                                    _b_     Access  to Properties.   The Company
         shall permit representatives designated by the Investor, upon reasonable prior notice to the Company, to visit and inspect each of the Company's properties, Notwithstanding the foregoing, the Company shall not be required to disclose to the Investor material non-public information as determined in good faith by the Board of Directors to examine its respective corporate and financial records (and make copies thereof or extracts therefrom), to discuss its respective affairs, finances and accounts with the Company's directors and officers, and, through the President or chief financial officer of the Company's, as the case may be, its key employees and accountants, all at such reasonable times as may be requested by the Investor.



                           6_4  Exemption  from  Investment   Company  Act.  The
         Company shall conduct its business so that it shall not become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.



                           6_5 Accounting and Reserves. The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions, all in accordance with GAAP applied on a consistent basis through all periods, and shall set aside on such books for each fiscal year all such proper reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.



                           6_6 Transactions with Affiliates. Except for arrangements for development research involving aggregate amounts less than $60,000, the Company shall not, directly or indirectly, enter into any transaction or agreement with any stockholder of the Company or any Affiliate of the Company, unless the transaction or agreement is (i) reviewed and approved by a majority of Disinterested Directors (as defined below) and (ii) on terms no less favorable to the Company than those obtainable from a non-Affiliated Person. A "Disinterested Director" shall mean an individual who is not and who has not been an officer or employee of the Company and who is not a member of the family of, controlled by or under common control with, any such officer or employee.



                           6_7      Additional Covenants.



                                    _a_     The  Company  shall  timely file all
         such SEC Documents required to be filed by it pursuant to the Exchange Act in order to permit sales under Rule 144 of the Securities Act.



                                    _b_     During   any  period  in  which  the
         Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall make available information required to be provided by Rule 144A(d)(4), upon request.



                                    _c_     Upon  the request  of  the  Investor
         and the certification of the Investor that it qualifies under Rule 144(k) of the Securities Act, the Company shall, without further requirement, remove all restrictive legends from the Investor's securities, insofar as such restrictions relate to the transfer of such securities under the Securities Act.

                           6_8 Issuance of Warrants. In the event that upon the first anniversary of the Closing Date (the "Anniversary Date") the average of the closing prices of the Common Stock on the Nasdaq SmallCap Market (or such other quotation system or securities exchange upon which the Company's Common Stock is then traded) as reported by the Nasdaq Stock Market on the 25 consecutive trading days immediately preceding the Anniversary Date (the "Anniversary Price") is less than
         1.45 times the Closing Price, the Company shall grant to the Investor five-year warrants ("Warrants") to purchase, at an exercise price equal to the Anniversary Price, such number of shares of the Common Stock as determined in accordance with the following formula:

--------- ----------------- --- ---------------------------

W=                 I        x       ((1.45 x CP) - AP)
            ---------------   ---------------------------
               (1.00)                   0.45 x CP
--------- ----------------- --- ---------------------------

where:

W = the number of Warrants issuable pursuant to this Section 6.8.

I = the Investment Amount.

CP = the Closing Price.

AP = the Anniversary Price.

The form of such Warrants is attached hereto as Exhibit D. It is understood and agreed that in no event shall the Anniversary Price be deemed to be less than $1.00.

                           6_9      Registration of Shares of Conversion Stock
and the Warrant Shares.



                                    _a_     The  Company agrees to  register the
         shares of Conversion Stock by filing a registration Statement on Form S-3 (or any successor form thereto) with respect to the shares of Conversion Stock and using its best efforts to have such registration statement declared effective on or prior to the Anniversary Date. The Company shall cause such registration statement to remain effective for three (3) years following the Anniversary Date.



                                    _b_     The  Company  agrees to use its best
         efforts to register the Warrant Shares by filing a registration statement on Form S-3 (or any successor form thereto), as soon as practicable after the Anniversary Date, but in no event later than thirty (30) days after the Anniversary Date, and using its best efforts to h ave such registration statement become effective as soon as practicable. The Company shall cause such registration statement to remain effective for three (3) years following the Anniversary Date.



                                    _c_     In the  event the  Company  fails to
         satisfy its obligations to the Investor under this Section 6.9, the Company shall be obligated to pay to the Investor liquidated damages in an amount equal to six percent (6%) per month (or any part thereof), compounded monthly, on the Investment Amount, until such time the Company is no longer in breach of this Section 6.9. Any payments due to the Investor pursuant to this Section 6.9(c) shall be made no later than the fifteenth (15th) day of the month following the month in which such liquidated damages were incurred.

                           6_10 Stockholder Approval. In the event the aggregate number of shares of Common Stock issuable upon the conversion of the Securities, the Warrants and any other securities that may be integrated therewith exceeds 19.9% of the Company's issued and outstanding capital stock as of the Closing Date, the Company shall use its best efforts to obtain stockholder approval as required by NASD Rule 4310(c)(25)(H)(i) as soon as practicable. Until such stockholder approval is obtained, the maximum number of shares of Common Stock issuable upon conversion of the Series F Stock and upon exercise of the Warrants shall not exceed 19.9% of the Company's issued and outstanding capital stock as of the Closing Date. In the event such stockholder approval is not obtained by the Anniversary Date then, at any time after the Anniversary Date until such time such stockholder approval is obtained, out of any assets of the Company legally available therefor, the Investor shall have the right to require to Company to redeem shares of the Series F Stock (the "Redeemed Shares") at a price per share equal to the closing price of the Common Stock on the Nasdaq SmallCap Market (or such other quotation system or securities exchange upon which the Company's Common Stock is then traded) less the Conversion Price (as defined in the Articles of Amendment) then in effect. The Company shall pay the Investor for the Redeemed Shares within five (5) business days after the demand for redemption is made by the Investor. Such amounts payable to the Investor under this
         Section 6.10 shall accrue interest at 8% per annum after such 5-day period and such accrued interest shall be payable on demand of the Investor.



                  6.11 Exchange Right.  For the first ninety (90) days following the Closing Date, if Company shall raise capital or complete any financing that includes options, warrants, debt or other instruments exercisable or convertible into equity of the Company with rights and preferences that vary from the Series F Stock (the "New Security"), Investor shall have the right, but not the requirement, to exchange all (but not less than all) of the Series F Stock for an amount of the New Securities equal to the Investment Amount. Company shall be required to notify Investor of the proposed issuance of any New Security, and Investor shall have a period of ten (10) days following such notice to notify the Company in writing of his intent to exercise his right to exchange the Series F Stock for the New Securities. In the event that Investor fails to respond to the Company within such ten (10) day period, such failure to respond shall be deemed to be a waiver of the exchange right by Investor. The Company's notice under this Section
         6.11 shall include all terms of the proposed New Securities and related documentation to enable Investor to make an informed decision. The Company shall make its appropriate officers and representatives available to Investor and his representatives to make full and reasonable inquiry into the terms of the New Securities.

                  7_  Certain  Post-Closing   Covenants  of  the  Investor.  The
         Investor covenants and agrees with the Company as follows:



                           7_1 Hedging Activities. The Investor shall not engage in any hedging transactions (including short sales, put and call options, cashless collar transactions or other forms of derivative security transactions) with respect to the Common Stock that may have an impact on the market price of the Common Stock.

                           7_2 Limitation on Sales. Except for block sales of 25,000 shares or more, commencing on the Anniversary Date, during any 10-day trading period, the Investor agrees that all sales of shares of Conversion Stock or Warrant Shares, if any, made by the Investor during such 10-day trading period shall not exceed twenty-five percent (25%) of total reported sales of shares of Common Stock during the immediately preceding 10-day trading period. Notwithstanding the foregoing, in the event there are additional Investors purchasing the Series F Stock at the Closing each such Investor shall be entitled to sell only such Investor's pro rata share of such shares of Conversion Stock or Warrant Shares, as the case may be, determined in accordance with the Investment Amount paid by each such Investor compared to the Total Investment Amount. The "Total Investment Amount" shall mean the sum of all Investment Amounts paid by each Investor purchasing the Series F Stock at the Closing.



                  8_       Miscellaneous.



                           8_1 Expenses. The Company will each bear all reasonable legal and other expenses incurred by the Investor with respect to the execution of this Agreement and the execution of each of the Purchase Documents.



                           8_2 Publicity. Except as may be required by Law, or in connection with a public offering, the Company shall neither use the name of, nor make reference to, the Investor or any of its Affiliates in any press release or in any public manner without the Investor's prior written consent.



                           8_3 Indemnification. The Company agrees to indemnify the Investor and each officer, director, employee, agent, partner, stockholder and Affiliate of the Investor (collectively, the "Indemnified Parties") for, and hold each Indemnified Party harmless from and against: (i) any and all damages, losses, claims and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with any of the following: (a) any misrepresentation or any breach of any warranty made by the Company herein or in any of the other Purchase Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Company herein or in any of the other Purchase Documents, and (c) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Company in connection with the sale of the Securities by the Company to the Investor.



                           8_4 Survival. All representations, warranties, covenants and agreements contained in or made pursuant to this Agreement or contained in any certificate delivered pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall survive the transfer and payment for the Securities and the consummation of the transactions contemplated hereby; provided, however, that the representations and warranties of the parties set forth in Sections 2 and 3 shall survive until May __, 2000.

                           8_5 Assignment. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, if any, except that neither this Agreement nor any rights or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of the Investor. After the Closing, except as set forth on Schedule 8.5, the Investor and its successors and assigns may, without the consent of the Company, assign this Agreement and the Investor's rights hereunder and under the other Purchase Documents (including, without limitation, the Securities purchased by the Investor), in whole or in part, to (i) any Affiliate of the Investor;
         (ii) any other transferee of at least 20% of the Securities acquired by the Investor; or (iii) in connection with an estate transfer, provided, however, that the Company shall not be required to permit such Assignment if such Assignment is in violation of federal securities regulations or relevant state "blue sky" laws.



                           8_6 Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Company and by the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor and the Company.



                           8_7 Applicable Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.



                           8_8 Judicial Proceedings. Any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement or the rights or interests of the Investor or the Company or the breach or alleged breach of this Agreement, whether arising during or at or after the termination of this Agreement (each of the foregoing disputes, controversies and claims hereinafter referred to as an "agreement dispute"), shall be brought only in a federal or state court located in the state of New York, and each of the parties hereto (i) unconditionally accepts the exclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby and
         (ii) irrevocably waives any objection such party may now have or hereafter has as to the venue of any such proceeding brought in such a court or that such court is an inconvenient forum. Each of the parties hereto hereby waives trial by jury in any judicial proceeding to which they are parties involving an agreement dispute.



                           8_9 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

                          (i) If to the Company, to it at the following address:

                           Sedona Corporation
                           649 North Lewis Road, Suite 220
                           Limerick, PA 19468
                           Attn: President
                           Telephone: (610) 495-3003
                           Telecopier: (610) 495-3092

                           with a copy to:
                           Schnader Harrison Segal & Lewis LLP
                           1300 Eye Street, N.W., 11th Floor East
                           Washington, DC 2005
                           Attention Robert B. Murphy, Esq.
                           Telephone: (202) 216-4200
                           Telecopier (202) 775-8741

                          (ii)  If to the  Investor,  to  him  at the  following
address:

                           The Tang Fund
                           600 Fifth Avenue, 8th Floor
                           New York, New York 10020
                           Telephone: (212) 830-5301
                           Telecopier (212) 265-9752

                           with a copy to:
                           Seward & Kissel LLP
                           1 Battery Park Plaza
                           New York, New York 10004
                           Attn: Robert VanGrover, Esq.
                           Telephone: (212) 574-1205
                           Telecopier: (212) 480-8421

                           8_10 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto or pursuant to such documents, including all exhibits and schedules, contain the entire understanding of the parties with respect to their subject matter and supersede all prior agreements and understandings between the parties with respect to their subject matter.


                           8_11 Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                           8_12 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.


                           8_13 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.


                            [Signature page follows]

IN  WITNESS  WHEREOF,   the  parties have executed this Agreement as of the date
first above written:






COMPANY:


Sedona Corporation



By:_________________________________

Name: Laurence L. Osterwise

Title: President and Chief Executive Officer



INVESTOR:


The Tang Fund


By:_________________________________

Name:

Title: